UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2009

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01               Regulation FD Disclosure

On March 19, 2009, Alexandria Real Estate Equities, Inc. (the “Company”) announced that it agreed to sell 7,000,000 shares of common stock in an underwritten public offering.  The Company also granted the underwriters a thirty-day option to purchase up to 1,050,000 additional shares to cover over-allotments, if any.  The specific terms of the offering will be described in a prospectus supplement, dated March 19, 2009, relating to the offering to be filed by the Company with the Securities and Exchange Commission (the “SEC’) on or about March 19, 2009.

The Company hereby updates its guidance for FFO per share (diluted) and earnings per share (diluted) based on the final terms of the offering of common stock and other factors, including the assumption that the underwriters fully exercise the over-allotment option.

Based on the Company’s current view of existing market conditions, the terms and increased size of the offering, and certain current assumptions and estimates, the Company guidance for FFO per share (diluted) and earnings per share (diluted) is as follows:

2009
FFO per share (diluted) (1)	$5.50 (1)
Earnings per share (diluted) (1)	$2.51 (1)

(1)          Effective January 1, 2009, the Company adopted FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”) and FASB Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”), both of which require retrospective application to prior periods.  The Company’s guidance for 2009 includes the estimated additional non-cash interest the Company will recognize under FSP APB 14-1 which affects the accounting treatment for convertible debt instruments, such as the Company’s outstanding unsecured convertible notes.  In addition, the Company’s guidance for 2009 includes the estimated impact related to FSP EITF 03-6-1 which requires unvested share-based payment awards with nonforfeitable rights to receive dividends or dividend equivalents to be considered participating securities for the purposes of applying the two-class method of calculating earnings per share.  As a result, net income available to common stockholders, earnings per share, FFO and FFO per share will be adjusted for an allocation of net income to unvested stock awards.  The Company is still in the process of evaluating the overall impact of FSP APB 14-1 and FSP EITF 03-6-1; however, the Company believes that 2008 FFO per share (diluted) and earnings per share (diluted) as reported at $5.85 and $3.09, respectively, would have been approximately $5.62 and $2.89, respectively, after considering the estimated impact of FSP APB 14-1 and FSP EITF 03-6-1.   2008 FFO per share (diluted) included additional rental income related to a modification of a lease and a write-off of deferred rent aggregating $11,268,000 and non-cash impairment charges aggregating $17,901,000.  2008 earnings per share (diluted) included additional rental income related to a modification of a lease and a write-off of deferred rent aggregating $11,268,000, non-cash impairment charges aggregating $17,901,000 and gains on sales of property aggregating $20,401,000.

Generally accepted accounting principles (“GAAP”) basis accounting for real estate assets utilizes historical cost accounting and assumes real estate values diminish over time.  In an effort to overcome the difference between real estate values and historical cost accounting for real estate assets, the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) established the measurement tool of FFO.  Since its introduction, FFO has become a widely used non-GAAP financial measure by real estate investment trusts (“REITs”).  The Company believes that FFO is helpful to investors as an additional measure of the performance of an equity REIT.  The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its April 2002 White Paper (the “White Paper”) and related implementation guidance, which may differ from the methodology for calculating FFO utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs.  The White Paper defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  While FFO is a relevant and widely used measure of operating performance for REITs, it should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

This item contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements include, without limitation, statements regarding the Company’s 2009 earnings per share (diluted) and 2009 FFO per share (diluted).  The Company’s actual results may differ materially from those projected in such forward-looking statements.  Factors that might cause such a difference include, without limitation, the terms and size of the offering, the Company’s failure to obtain additional capital (debt, construction financing and/or equity) or refinance debt maturities, increased interest rates and operating costs, adverse economic or real estate developments in the Company’s markets, the Company’s failure to successfully complete and lease the Company’s existing space held for redevelopment and new properties acquired for that purpose and any properties undergoing development, the Company’s failure to successfully operate or lease acquired properties, decreased rental rates or increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, general and local economic conditions and other risks and uncertainties detailed in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.  The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: March 19, 2009	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga Chief Financial Officer